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                                                                    EXHIBIT 23.5
                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Oncometrics Imaging Corp.

We consent to the use of our report included herein and to reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG
Chartered Accountants


Vancouver, British Columbia
September 30, 1996